Robert E. Sulentic Group President EMEA, Asia Pacific & Development Services India Overview Exhibit 99.9

CB Richard Ellis  |  Page 2
“India – the Growth Story”
Population (2007 estimate): 1.1 billion
Approx. 300 million ‘Middle Class’ fueling future
growth
GDP (Total): $4.0 trillion; Per Capita: $3,737
GDP growing at 7%+ annually
India
One of the largest
economies in the world
Service sector accounts for
almost 60% of the GDP
Consumption expenditures
fueling economic growth –
78% of GDP

CB Richard Ellis  |  Page 3
Strong Fundamentals
Received approximately $100 billion Foreign Direct Investment (FDI) since
1991 -
$47 billion received in last 2 years
Huge population of technically skilled English-speakers – one of the youngest in the world (median age approximately 25 years)
Majority of the Fortune 500 companies already operate in India
Emerging as a hub of manufacturing excellence - IT, Pharmaceuticals,
Bio-Technology, Nano-Technology, Agri-Business
3.2 3.7 World
1.4 1.4 Japan
0.5 2.2 US
7.7 7.9 India
9.9 11.5 P.R. China
2008 GDP
growth (%)*
2007 GDP growth
(%)^
Source: National statistics departments, CBRE Research, EIU December 2007, AT Kearney
^ EIU estimates, * EIU forecasts, IMF
One of the
fastest-growing economies
in the world

CBRE India

Amtrisar
Jalandhar
Baddi
Chandigarh
Ludhiana
Patiala
Dehra Dun
Haridwar
Sonepat
NEW DELHI
Meerut
Panipat
Ghaziabad
Gurgaon
Noida
Moradabad
Mathura
Faridabad
Lucknow
Jaipur
Agra
Jodhpur
Gwaliore
Kanpur
Allahabad
Patna
Varanasi
Guwahati
Dimapu
Shillong
Udaipur
Padra
Mundra
Kandla
Gandhi Nagar
Ahmedabad
Bhopal
Rajkot
Baroda
Indore
Vadodara
Jamshedpur
Ranchi
Haldia
Kulpi
Howrah
KOLKATA
Surat
Nagpur
Raipur
Aurangabad
Cuttack
Bhubaneshwar
MUMBAI
PUNE
Secunderabad
HYDERABAD
Vishakapatnam
Vijayawada
Goa
BANGALORE
Mangalore
CHENNAI
Mysore
Coimbatore
Ennur
Pondicherry
Kochi
Trichy
Thiruvananthapuram

CBRE
CB RICHARD ELLIS

CB Richard Ellis  |  Page 5
CBRE India – Market Presence
Established in 1994
• First real estate services
firm to set up operations in
India
Presence
• Over 50 offices
• Full service offices in 7
cities
1,300+ employees

CB Richard Ellis  |  Page 6
CBRE India: Extensive Services Portfolio
Integrated Service
Delivery Platform
CBRE Consulting
Transaction
Management/
Corporate Services
Project/Construction
Management
Facilities/Property
Management
Valuation Advisory
Investment/Capital
Markets

CB Richard Ellis  |  Page 7
India Capabilities
85 professionals
More than 850 assignments across 85 cities
• represented Federal and 14 state governments
Approximately 55% of the business originates from repeat clients
Emerging focus
• Hospitality sector
• Retail advisory
• Infrastructure segments, e.g. logistics, etc.
Consulting & Valuation Advisory

CB Richard Ellis  |  Page 8
India Capabilities
80 transaction professionals with strong relationships
across India and globally
More than 1,500 transaction assignments carried out
across 33 cities
Services more than 240 corporate clients – exclusive
mandate or preferred relationship with more than 40
companies
Emerging focus/New services
• Landlord representation
• Retail services
• Industrial/Logistics
Transaction Management/Corporate Services

CB Richard Ellis  |  Page 9
India Capabilities
More than 285 professionals
Assignments carried out for
approximately 35 million square feet
Executed projects in more than 30
locations
70% of clients are repeat business
Emerging focus
• Industrial/Logistics
• Townships
• Healthcare
• Development consultancy
ICICI BANK | Hyderabad
4,000,000 SF
CISCO Systems | Bangalore
550,000 SF
Project/Construction Management

CB Richard Ellis  |  Page 10
India Capabilities
840 professionals
Property/Facilities Management for more than 50
million square feet
150+ clients spread over 470 facilities
ISO 9001: 2000 certified systems and process
Property/Facilities Management

Indian Real Estate Markets & Our Role

CB Richard Ellis  |  Page 12
Bottlenecks continue but
major focus on upgrades
Big bottleneck area Infrastructure
Improving – Greater transparency
Bureaucratic and
non-transparent
Legal/Policy Framework
Growing rapidly Minimal
Financial Institution
Participation
High Low Underlying Demand
Moving toward global standards Low Construction Quality
Approximately 175 million sq. ft.
(across Tier I cities only)
Approximately 2.5 million
sq. ft.
Office Supply
(Investment Grade)
2008 1994 Parameters
Real Estate: Evolution and Existing Size

CB Richard Ellis  |  Page 13
Dramatically Growing Demand For Professional Services
Current Dynamics
Liberalization of real estate FDI norms – scramble for projects
Massive infrastructure development across the board
Integration with financial markets – private placement/IPOs/M&A
Industry getting organized and transparent
On the Horizon
Real Estate Mutual Funds
REITS
Further liberalization of FDI norms

CB Richard Ellis  |  Page 14
Opportunities
Office Space
• Commercial activity dominated by IT/back office
• Additional demand for 100 million square feet
expected over the next three years
• Movement toward global quality standards
Residential/Multi-Family Sector
• India to add 150 to 200 million people by 2030,
creating huge demand for urban housing
• Integrated projects with focus on lifestyle orientation

CB Richard Ellis  |  Page 15
Opportunities
Retail Sector
• Huge potential: low per capita organized retail space
(less than 15% of U.S.)
• Movement toward liberalizing FDI requirements
• Rising consumer spending fuels demand for more retail
space
Infrastructure Projects
• Revamping/expansion of road networks and
development of expressways
• Focus on special economic zones
• Greenfield airports and mass/rapid transport systems
• Projects being implemented in public-private-partnership
modes

CB Richard Ellis  |  Page 16
CBRE India Platform
Geographical coverage with CBRE service, quality
assurance and trust
Unmatched depth of experience
Readily available market intelligence in a “not-yet-
fully-organized” market
14 years experience, which pre-dates organized
development in the country
Access to strongest professional real estate team in
India
Benefits to CBRE Global Clients